UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2023

AFFILIATED MANAGERS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, West Palm Beach, Florida 33401

(Address of Principal Executive Offices)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange
4.750% Junior Subordinated Notes due 2060	MGRB	New York Stock Exchange
4.200% Junior Subordinated Notes due 2061	MGRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2023, Affiliated Managers Group, Inc. (the “Company”) announced the appointment of Loren M. Starr to its Board of Directors, as an additional independent director, effective immediately.

Mr. Starr retired from Invesco Ltd. in March 2021, having served as Chief Financial Officer of the company for 15 years, from 2005 to 2020, after which he held an executive advisory role as Invesco’s Vice Chair until his retirement. Prior to joining Invesco in 2005, Mr. Starr served as the Chief Financial Officer of Janus Capital Group Inc. from 2001 to 2005, and held senior corporate finance roles with Putnam Investments, Lehman Brothers Inc., and Morgan Stanley & Co. LLC. Currently, he is an independent consultant, and is a member of the TIAA-CREF Fund Complex Boards of Trustees. Mr. Starr holds a B.A. and B.S. from Columbia University, an MBA from Columbia Business School, and an M.S. from Carnegie Mellon University.

Mr. Starr will participate in the Company’s customary director compensation program, as described in the Company’s proxy statement for its most recent annual meeting of stockholders and in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). In addition, Mr. Starr and the Company will enter into the Company’s standard indemnification agreement for directors and executive officers, a form of which has been previously filed by the Company with the SEC. There is no arrangement or understanding between Mr. Starr or any other person pursuant to which he was elected as a director of the Company, and there are no familial relationships between him and any of the Company’s directors or executive officers. Mr. Starr, including his immediate family members, is not a party, directly or indirectly, to any related person transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing the foregoing is furnished as Exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on September 25, 2023.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: September 25, 2023	By:	/s/ Kavita Padiyar
	Name:	Kavita Padiyar
	Title:	Managing Director, Chief Corporate Counsel, and Corporate Secretary

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